SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section13 or 15(d) of the securities exchange act of 1934

        Date of Report (date of earliest event reported): April 15, 2003


                          WILLIS GROUP HOLDINGS LIMITED
             (Exact name of Registrant as specified in its charter)


          BERMUDA                      001-16503                13-5160382
(Jurisdiction of incorporation      (Commission File          (IRS Employer
      or organization)                  Number)            Identification  No.)


                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: +44 20 7488 8111

                                 Not Applicable
         (Former name or former address, if changed since last report.)




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Item 9. Regulation FD Disclosure.
On April 15, 2003 Willis Group Holdings Limited issued a press release announcing the formation of a joint venture with Bhaichand Amoluk Consultancy Services Pvt. Ltd. to provide insurance broking and risk management services in India.

The joint venture, called Willis BA India Private Limited, follows the granting of a composite insurance broking license by the Insurance Regulatory and Development Authority in India on April 1, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           WILLIS GROUP HOLDINGS LIMITED



                                           By: /s/ Mary E. Caiazzo
                                              ---------------------------------
                                               Mary E. Caiazzo
                                               Assistant General Counsel

Date:  April 15, 2003

                                 EXHIBIT INDEX




Exhibit
Number                Title
-------              -------
 99.1             Press Release dated April 15, 2003.

                                                                    Exhibit 99.1

          Willis Group Forms Joint Venture to Grow in India

    LONDON--(BUSINESS WIRE)--April 15, 2003--Willis Group Holdings
Ltd. (NYSE:WSH), the global insurance broker, announces that it has formed a joint venture with Bhaichand Amoluk Consultancy Services Pvt.
Ltd. to provide insurance broking and risk management services in India.
    The joint venture, called Willis BA India Private Limited, follows the granting of a composite insurance broking licence by the Insurance Regulatory and Development Authority in India on April 1, 2003.
    Joe Plumeri, Chairman and CEO of Willis said: "We are very pleased to have received this licence and to have created a joint venture with such a well respected broker partner as Bhaichand Amoluk.
    "Willis has enjoyed longstanding and close working relationships with the Indian market, dating back over 70 years. In addition, our Global Service Center, based in Mumbai, now employs over 600 Associates.
    "This latest development represents a further expansion of our interests in India, where we see attractive opportunities for our joint venture in this growth market."
    Jayant Vora, Chairman and Managing Director of Bhaichand Amoluk said:
"Bhaichand Amoluk is delighted to be associated with a firm like Willis, whose international reputation is well known and whose business approach and ethos are very much in line with those of Bhaichand Amoluk."
    Michael Faber, Chairman of Willis Asia and a well known figure in the Indian insurance industry, will be Chairman of the joint venture's Board. Jayant Vora will be Vice Chairman of the Board and Chairman of the Executive Committee.
    Willis Group Holdings Limited is a leading global insurance broker, developing and delivering professional insurance, reinsurance, risk management, financial and human resource consulting and actuarial services to corporations, public entities and institutions around the world. With over 300 offices in more than 80 countries, its global team of 13,000 associates serves clients in some 180 countries. Willis is publicly traded on the New York Stock Exchange under the symbol WSH. Additional information on Willis may be found on its web site: www.willis.com.
    Bhaichand Amoluk, founded in 1911, is currently involved in providing a broad range of insurance broking services to the Indian market.

    CONTACT: Willis Group Holdings Ltd.
             Investors
             Kerry K. Calaiaro, 212/837-0880
             calaiaro_ke@willis.com
             or
             Media
             Nicholas Jones, +44 20 7488-8190
             jonesnr@willis.com
             or
             Dan Prince, 212/837-0806
             prince_da@willis.com